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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 8, 2004
                 (Date of Earliest Event Reported: July 8, 2004)



                         GULFTERRA ENERGY PARTNERS, L.P.
             (Exact name of Registrant as specified in its charter)


              Delaware                             1-11680                           76-00396023
  (State or other jurisdiction of          (Commission File Number)                (I.R.S. Employer
           incorporation)                                                        Identification No.)
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                                4 Greenway Plaza
                              Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (832) 676-4853


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ITEM 5.  OTHER EVENTS

On July 8, 2004, we announced that we had reached a definitive agreement to construct, own, and operate oil and gas export pipelines to provide firm gathering services from the Constitution field, which is 100-percent owned by Kerr-McGee Oil & Gas Corp., a wholly owned affiliate of Kerr-McGee Corp. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         c)  Exhibits.

             Exhibit Number                     Description
             --------------                     -----------

                  99.1               Press Release dated July 8, 2004.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     GULFTERRA ENERGY PARTNERS, L.P.




                                     By:         /s/ KATHY A. WELCH
                                         ---------------------------------------
                                                     Kathy A. Welch
                                              Vice President and Controller
                                              (Principal Accounting Officer)


Date:  July 8, 2004


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                                  EXHIBIT INDEX



Exhibit Number                       Description
--------------                       -----------

    99.1                    Press Release dated July 8, 2004.